Exhibit 10.3

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following purchase and sale agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.1 to this Form 8-K:

1.	Purchase and Sale Agreement dated as of September 18, 2014 by and among 1718 East Fourth Street, L.P., CHP Partners, LP and First Title Insurance Company.

2.	Purchase and Sale Agreement dated as of September 18, 2014 by and among 1900 Randolph Road, L.P., CHP Partners, LP and First Title Insurance Company.

3.	Purchase and Sale Agreement dated as of September 18, 2014 by and among 1918 Randolph Road, L.P., CHP Partners, LP and First Title Insurance Company.

4.	Purchase and Sale Agreement dated as of September 18, 2014 by and among 1450 Matthews Township Parkway L.P., CHP Partners, LP and First Title Insurance Company.

5.	Purchase and Sale Agreement dated as of September 18, 2014 by and among 10030 Gilead Road, L.P., CHP Partners, LP and First Title Insurance Company.

6.	Purchase and Sale Agreement dated as of September 18, 2014 by and among Spivey Station Physicians Center I, L.P., CHP Partners, LP and First Title Insurance Company.

7.	Purchase and Sale Agreement dated as of September 18, 2014 by and among Spivey Station ASC Building, L.P. and CHP Partners, LP and First Title Insurance Company.